UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Krispy Kreme Doughnuts, Inc. (the “Company”) is scheduled to present at the 17th Annual Integrated Corporate Relations (ICR) XChange Conference at the Grande Lakes Hotel in Orlando, Florida on Monday, January 12, 2015. The presentation is scheduled to begin at 9:30 a.m. (ET) and will be webcast at the Company’s website, www.krispykreme.com. The webcast and/or transcript thereof will also be archived at the Company’s website. A copy of the presentation materials to be used in connection with the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. In connection with the presentation, on January 12, 2015, the Company issued a press release announcing that management is reaffirming its earnings guidance for fiscal 2015 (ending February 1, 2015) and announcing earnings guidance for fiscal 2016 (ending January 31, 2016). The Company hereby furnishes the information set forth in such press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Also on January 12, 2015, the Company issued a press release announcing that Price Cooper will join the Company as Executive Vice President later this month and that Mr. Cooper is expected to be appointed Chief Financial Officer of the Company later in 2015. The Company hereby furnishes the information set forth in such press release, a copy of which is attached as Exhibit 99.3 and is incorporated herein by reference.

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements

Information contained in this Current Report on Form 8-K, other than historical information, should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s beliefs, assumptions and expectations of our future economic performance, considering the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. The words “believe,” “may,” “forecast,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” or similar words, or the negative of these words, identify forward-looking statements. Factors that could contribute to these differences include, but are not limited to: the quality of Company and franchise store operations; our ability, and our dependence on the ability of our franchisees, to execute on our and their business plans; our relationships with our franchisees; our ability to implement our international growth strategy; our ability to implement our domestic small shop operating model; political, economic, currency and other risks associated with our international operations; the price and availability of raw materials needed to produce doughnut mixes and other ingredients, and the price of motor fuel; our relationships with wholesale customers; our ability to protect our trademarks and trade secrets; changes in customer preferences and perceptions; risks associated with competition; risks related to the food service industry, including food safety and protection of personal information; compliance with government regulations relating to food products and franchising; increased costs or other effects of new government regulations relating to healthcare benefits; and risks associated with implementation of new technology platforms. These and other risks and uncertainties, which are described in more detail in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the United States Securities and Exchange Commission, are difficult to predict, involve uncertainties that may materially affect actual results and may be beyond the Company’s control, and could cause actual results, performance or achievements to be materially different from those expressed or implied by any of these forward-looking statements. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release (“Krispy Kreme Reaffirms Earnings Guidance for Fiscal 2015”) dated January 12, 2015

99.2	Presentation of Krispy Kreme Doughnuts, Inc. dated January 12, 2015

99.3	Press Release (“Price Cooper to Become Krispy Kreme Chief Financial Officer”) dated January 12, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

By	/s/ Darryl R. Marsch
	Name:	Darryl R. Marsch
	Title:	Senior Vice President, General
Counsel & Secretary

Date: January 12, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release (“Krispy Kreme Reaffirms Earnings Guidance for Fiscal 2015”) dated January 12, 2015

99.2	Presentation of Krispy Kreme Doughnuts, Inc. dated January 12, 2015

99.3	Press Release (“Price Cooper to Become Krispy Kreme Chief Financial Officer”) dated January 12, 2015